EXHIBIT 10.14

ELITE PERFORMANCE HOLDING CORP.

REGULATION D 506(B)

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT made as of the____day of_________2022 between Elite Performance Holding Corp., a corporation organized under the laws of the State of Nevada, with offices at 3301 NE 1st Ave Suite M704, Miami, Florida 33137 (the “Company”), and the undersigned (the “Subscriber” and together with each of the other subscribers in the Offering (defined below), the “Subscribers”).

WHEREAS, the Company desires to issue up to 10,000,000 shares of its common stock (collectively, the “Shares”) in a private placement (the “Offering”), at a purchase price of $0.10 per Share;

WHEREAS, the minimum investment for each Subscriber of the Offering is $10,000.00;

WHEREAS, the Subscriber is delivering simultaneously herewith a completed confidential investor questionnaire (the “Questionnaire”),

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

1.1. Subscription for Shares. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such aggregate amount of Shares as is set forth upon the signature page hereof; and the Company agrees to sell such Shares to the Subscriber for said purchase price subject to the Company’s right to sell to the Subscriber such lesser number of Shares as the Company may, in its sole discretion, deem necessary or desirable. The purchase price is payable by wire transfer, or certified or bank checks made payable to “ELITE PERFORMANCE HOLDING CORP.” and delivered contemporaneously with the execution and delivery of this Subscription Agreement to the Company’s address set forth above.

1.2. Reliance on Exemptions. The Subscriber acknowledges that this Offering has not been reviewed by the United States Securities and Exchange Commission (“SEC”) or any state agency because of the Company’s representations that this is intended to be a nonpublic offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) and state securities laws. The Subscriber understands that the Company is relying in part upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Shares.

1.3. Investment Purpose. The Subscriber represents that the Shares comprising the Shares (the “Securities”) are being purchased for his or her own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the 1933 Act. The Subscriber agrees that it will not sell or otherwise transfer the Securities unless they are registered under the 1933 Act or unless an exemption from such registration is available.

1.4. Accredited Investor. The Subscriber represents and warrants that the Subscriber an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, as indicated by its responses to the Questionnaire, and that it is able to bear the economic risk of any investment in the Shares. The Subscriber further represents and warrants that the information furnished in the Questionnaire is accurate and complete in all material respects.

1.5. RISK OF INVESTMENT. THE SUBSCRIBER RECOGNIZES THAT THE PURCHASE OF THE SHARES INVOLVES A HIGH DEGREE OF RISK INCLUDING,

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WITHOUT LIMITATION, ANY AND ALL RISKS DISCUSSED IN THIS SUBSCRIPTION AGREEMENT. AN INVESTMENT IN THE COMPANY AND THE SHARES MAY RESULT IN THE LOSS OF A SUBSCRIBER’S ENTIRE INVESTMENT.

(a) Risk of Loss of Investment. An investment in the Company and the Shares offered hereby involve a high degree of risk. An investment in the Shares is suitable only for investors who can bear a loss of their entire investment.

(b) Value of Shares is Speculative. The terms of this offering have been determined arbitrarily by the Company. There is no relationship between such terms and the Company’s assets, earnings, book value and/or any other objective criteria of value.

(c) Dependence on Net Proceeds; No Minimum Offering. The Company is dependent upon the net proceeds of this Offering to fund its operations. There is no commitment by any person to purchase Shares and there is no assurance that any number of Shares will be sold. Additionally, there is no minimum amount of funds that are required to be raised in order for the Company to accept subscriptions received from investors and the Company may terminate this Offering prior to the expiration of the Offering Period. There is no assurance that the Company will sell a sufficient number of Shares in this Offering on a timely basis or that the net proceeds after payment of debts and other obligations will be adequate for the Company’s needs.

(d) Need for Additional Capital; Additional Private Placement. The net proceeds raised by the Company from this Offering will be used immediately to fund the Company’s current operations. The Company will therefore require significant additional financing shortly after this Offering, regardless of the net proceeds received, in order to satisfy its cash requirements. Upon completion of this offering, the Company may seek to raise additional funds in private placement transactions. However, there is no assurance that it will be able to do so in a timely manner or on terms that will enable it to enter its proposed business on a reasonable basis.

(e) Restrictions on Resale. The Shares are “restricted” securities and may not be resold or otherwise transferred except pursuant to an effective registration statement or an exemption under the 1933 Act and applicable state or “blue sky” laws.

(f) Dependence upon the Company’s Officers and Directors. The Company is dependent upon its officers and directors for the operations and success of the Company. The loss of their services would have a material adverse effect on the Company’s business, financial condition and results of operations.

(g) Capital Structure of the Company. The following sets forth the capital structure of the Company prior to the sale of any Securities in this Offering.

(i) The Company has 500,000,000 authorized shares of capital stock of which, 465,000,000 shares are authorized as Common Stock.

(ii) The Company has 97,826,300 shares of Common Stock issued and outstanding.

(iii) The Company has no other securities currently issued and outstanding and there are no warrants, options or other securities outstanding that are convertible into or exercisable for any securities of the Company.

1.6 [Reserved]

1.7 Information. The Subscriber acknowledges receipt and full and careful review and understanding of this Subscription Agreement with any exhibits thereto (the “Subscription Agreement”) and hereby represents that: (i) it has been furnished by the Company during the course of this transaction with all information regarding the Company which it has requested; and (ii) that it has been afforded the opportunity to ask questions of and receive answers from duly authorized officers of the Company concerning the terms and conditions of the Offering, and any additional information which it has requested.

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1.8 No Representations or Warranties. The Subscriber hereby represents that, except as expressly set forth in the Subscription Agreement, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Subscriber is not relying on any information other than that contained in the Subscription Agreements and the results of independent investigation by the Subscriber.

1.9 Tax Consequences. The Subscriber acknowledges that this Offering of the Shares may involve tax consequences and that the contents of the Subscription Agreements do not contain tax advice or information. The Subscriber acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Shares.

1.10 Transfer or Resale. The Subscriber understands that: (a) none of the Securities have been and may not be registered under the 1933 Act or any state securities laws; (b) the Securities may not be offered for sale, sold, assigned, pledged, transferred or otherwise disposed of (each a “Disposition”) unless, prior to effecting any such Disposition (other than any transfer not involving a change in beneficial ownership) (i) there is in effect a registration statement under the 1933 Act covering the Disposition and the Disposition is made in accordance with such registration statement, or (ii) the Subscriber gives written notice to the Company of such Subscriber’s intention to effect a Disposition and such notice shall describe the manner and circumstances of the proposed Disposition, and shall be accompanied by either (A) a written opinion of a legal counsel that a Disposition of the Securities may be made pursuant to an exemption from such registration, or (B) any other evidence reasonably satisfactory to counsel to the Company; and (C) the Company is under no obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any registration exemption thereunder.

1.11 Legends. The Subscriber understands that the certificates or other instruments representing the Securities, (if not held in book entry format) until such time as they have been registered under the 1933 Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed and the Company shall issue a certificate or other instrument without such legend to the holder of the Securities upon which it is stamped, if (a) there is in effect a registration statement under the 1933 Act covering the Disposition and the Disposition is made in accordance with such registration statement or (b) if the Disposition of the Securities is completed in satisfaction of the requirements of Rule 144 of the 1933 Act.

1.12 Validity; Enforcement. If the Subscriber is a corporation, partnership, trust or other entity, the Subscriber represents and warrants that: (a) it is authorized and otherwise duly qualified to purchase and hold the Shares; and (b) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

1.13 Residency. The Subscriber represents that its principal address is furnished at the end of this Subscription Agreement.

1.14 Foreign Subscriber. If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Subscription Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Shares; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the securities comprising the Shares. Such Subscriber’s subscription and payment for, and his or her continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

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1.15 FINRA Member. The Subscriber acknowledges that if it is a Registered Representative of an FINRA member firm, the Subscriber must give such firm notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

1.16 Confidential Information. The subscriber acknowledges that the information contained in this Subscription Agreement and the related schedules and Exhibits, as well as any other information relating to the Company that has been provided to the Subscriber in connection with this Offering is the confidential and proprietary information of the Company. The Subscriber agrees that he shall not disclose any of said information to any other person, except for his financial and legal advisors, who require such information to advise the Subscriber with respect to his contemplated investment, and in the event that the Subscriber does not invest in this Offering, he shall return all materials provided to him by the Company, including any copies thereof, to the Company.

II. REPRESENTATIONS BY THE COMPANY

The Company represents and warrants to the Subscriber, except as set forth in the disclosure schedules attached hereto:

2.1 Organization and Qualification. The Company is duly organized and validly existing in good standing under the laws of Nevada, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted.

2.2 Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Subscription Agreement and to perform its obligations hereunder, and to issue the Securities in accordance with the terms herein. The execution and delivery of the Subscription Agreement by the Company and the consummation by the Company of the transactions contemplated by the Subscription Agreement, including without limitation the issuance of the Securities, have been duly authorized by the Company’s board of directors and no further consent or authorization is required by the Company, its board of directors or its stockholders. The Subscription Agreement has been duly executed and delivered by the Company, and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

2.3 Capitalization. Prior to the Initial Closing, the authorized, issued and outstanding securities of the Company (including, but not limited to, all and/or other securities convertible into equity securities of the Company and all options and warrants, all of which are listed in Section 1.1(i) of this Subscription Agreement. All of the issued and outstanding securities of the Company have been and are, or upon issuance will be duly authorized, validly issued, fully paid and non-assessable. Except as disclosed in Subscription Agreement, (i) no shares of the Company’s capital stock are subject to preemptive rights under Nevada law or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding debt securities issued by the Company; (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries; (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in the Subscription Agreements; and (vii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All prior sales of securities of the Company were either registered under the 1933 Act and applicable state securities laws or exempt from such registration, and no security holder has any rescission rights with respect thereto.

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2.4 Issuance of Securities; Reservation. The issuance, sale and delivery of the Securities have been duly authorized by all requisite corporate action by the Company and, upon issuance in accordance with the Subscription Agreements, shall be (a) duly authorized, validly issued, fully paid and non-assessable, (b) free from all taxes, liens and charges with respect to the issue thereof except that may be created by the Subscriber, and (c) entitled to the rights and preferences set forth in the Securities. Assuming (i) the accuracy of the information provided by the respective Subscribers in the Subscription Agreement and Questionnaire, and (ii) that all of the offerees and Subscribers are “accredited investors” as such term is defined in Rule 501 of Regulation D, the offer and sale of the Shares pursuant to the terms of this Subscription Agreement are and will be exempt from the registration requirements of the 1933 Act and the rules and regulations promulgated thereunder. The Company is not disqualified from the exemption under Regulation D by virtue of the disqualification contained in Rule 507 thereof or otherwise.

2.5 No Conflicts. Except as set forth in the Subscription Agreements, the execution, delivery and performance of the Subscription Agreements by the Company, the consummation by the Company of the transactions contemplated by the Subscription Agreements, and the issuance of the Securities and performance by the Company of its obligations under the Subscription Agreements, will not (a) result in a violation of the Company’s Certificate of Incorporation, any other certificate of designations, preferences and rights of any outstanding series of preferred stock of the Company, or the Company’s By-Laws, (b) conflict with, or constitute a default or an event which with notice or lapse of time or both would become a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, note and/or other indebtedness, lease, license or instrument, or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the FINRA) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

2.6 Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Subscription Agreements. Except as otherwise provided in the Subscription Agreements, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the foregoing.

2.7 No General Solicitation. None of the Company, its Subsidiaries, any of their affiliates, and any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

2.8 No Integrated Offering. None of the Company, its Subsidiaries, any of their affiliates, and any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act by causing this Offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, or otherwise. None of the Company, its Subsidiaries, their affiliates and any person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act by causing the Offering of the Securities to be integrated with other offerings, or otherwise.

2.9 Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (b) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or (c) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

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2.10 Absence of Litigation. Except as set forth in the Subscription Agreement, there is no action, suit, proceeding, inquiry or investigation before or by the FINRA, any court, public board, government agency, self- regulatory organization or body, or arbitrator pending or, to the knowledge of the Company, threatened against the Company, the Common Stock or any of the Company’s Subsidiaries or any of the Company’s or the Company’s Subsidiaries’ officers or directors in their capacities as such.

2.11 Tax Status. Except as set forth in the Subscription Agreement, the Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, except when the failure to do so would not have a Material Adverse Effect, and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations or to the Company’s knowledge otherwise due and payable, except those being contested in good faith and has set aside on its books reserves in accordance with GAAP reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

2.12 Securities Law Compliance. The offer, offer for sale, and sale of the Shares has not been registered with the SEC. The Shares are to be offered, offered for sale and sold in reliance upon the exemptions from the registration requirements of Section 5 of the 1933 Act. The Company will conduct the Offering in compliance with the requirements of Regulation D under the 1933 Act, and the Company will file all appropriate notices of offering with the SEC.

2.13 Title. Except as set forth in or contemplated by the Subscription Agreement, the Company has good and marketable title to all material properties and tangible assets owned by it, free and clear of all liens, charges, encumbrances or restrictions, except as such as are not significant or important in relation to the Company’s business; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and to the Company’s knowledge no material claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease. The Company owns, leases or licenses all such properties as are necessary to its operations as described in the Subscription Agreements.

2.14 Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted, the lack of which could reasonably be expected to have a Material Adverse Effect. Except as set forth in the Subscription Agreements, to the Company’s knowledge, none of the Company’s trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two (2) years from the date of this Subscription Agreement, except where such expiration or termination would not have either individually or in the aggregate a Material Adverse Effect. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth in the Subscription Agreement, no claim, action or proceeding has been made or brought against, or to the Company’s knowledge, has been threatened against, the Company or its Subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement, except where such infringement, claim, action or proceeding would not reasonably be expected to have either individually or in the aggregate a Material Adverse Effect. Except as set forth in the Subscription Agreement, the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties except where the failure to do so would not have either individually or in the aggregate a Material Adverse Effect.

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2.15 “Piggyback” Registration Rights. If, at any time the Company shall determine to prepare and file with the Commission a registration statement, other than with respect to an Underwritten Offering, relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Subscriber a written notice of such determination and, if within fifteen days after the date of the delivery of such notice, any such Subscriber shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Subscriber requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 2.15 that are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) promulgated by the Commission pursuant to the Securities Act or that are the subject of a then effective Registration Statement.

2.16 Brokers. Neither the Company nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated herein.

2.17 Disclosure. None of the representations and warranties of the Company appearing in this Subscription Agreement or any information appearing in any Exhibit or Schedule hereto other than material which says it is a “belief” or “expectation” of the Company or similarly qualified, which statements the Company believes to the best of its knowledge as of the date hereof and at each Closing Date to be true and accurate in all material respects and not misleading), when considered together as a whole, contains, or on any Closing Date will contain, any untrue statement of a material fact or omits, or on any Closing Date will omit, to state any material fact required to be stated herein or therein in order for the statements herein or therein, in light of the circumstances under which they were made, not to be misleading.

III. TERMS OF SUBSCRIPTION

3.1 Closing and Termination of Offering. Provided that the required conditions to closing set forth in Article V and Article VI hereof have been satisfied or waived, a closing (the “Initial Closing”) shall take place at the offices of the Company as set forth herein or at such place as may otherwise be agreed to by the Company within 30 days of the receipt of the first cleared subscriber’s funds. The Company may consummate subsequent closings of the Offering, upon mutual agreement only, each of which shall be subject to satisfaction or waiver of the conditions to closing set forth herein, and each of which shall be deemed a “Closing” hereunder. The date of the last closing of the Offering is hereinafter referred to as the “Final Closing” and the date of any Closing hereunder is hereinafter referred to as a “Closing Date.” The offering period for the Offering shall commence on the day the Subscription Agreement is first delivered to prospective Subscribers by the Company for delivery in connection with the offering for sale of the Shares and shall continue until the earlier to occur of: (i) the sale of the all of the Shares being offered pursuant to this Offering; and (ii) 5:00 p.m. (New York City Time), on December 31, 2021; provided, however, that (A) if all of the Shares have not been sold on or prior to December 31, 2021, this Offering may be extended for an additional two hundred twenty five (225) days by the Company in its sole discretion and (B) this Offering may be terminated prior to December 31, 2021, upon the sole action of the Company. The day that the Offering Period terminates is hereinafter referred to as the “Termination Date.”

3.2 Certificates. The Subscriber hereby authorizes and directs the Company, upon each closing of the Offering, to (i) deliver the certificates representing the Shares (the “Stock Certificates”) to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber’s address indicated in the Questionnaire, by thirty (30) days after the applicable Closing Date.

IV. COVENANTS

4.1 Form D. On October 29, 2021 the Company filed a Form D with respect to the Shares as required under Regulation D under the 1933 Act, which is available for review at SEC.gov and, upon written request, the Company can provide a copy thereof to the Subscriber.

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4.2 Use of Proceeds. The Company has discretion to use the funds from this Offering for any aspect of its operations, including the payment of state and federal securities compliance, transfer agent, legal and accounting fees.

V. CONDITIONS TO CLOSING IN FAVOR OF THE COMPANY

The obligation of the Company hereunder to issue and sell Shares to the Subscriber at the Closing is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Subscriber with prior written notice thereof:

5.1 Subscription Agreements. The Subscriber shall have executed a Questionnaire, and this Subscription Agreement and delivered the same to the Company.

5.2 Purchase Price. The Subscriber shall have paid the purchase price for the Shares being purchased by the Subscriber at the Closing in the manner set forth in Section 1.1.

5.3 Representations and Warranties. The representations and warranties of the Subscriber shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time, and the Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by the Subscriber at or prior to the Closing.

5.4 Other Matters. All opinions, certificates and documents and all proceedings related to this Offering shall be in form and content reasonably satisfactory to the Company and its legal counsel.

VI. CONDITIONS TO CLOSING IN FAVOR OF THE SUBSCRIBER

The obligation of the Subscriber hereunder to purchase the Shares is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Subscriber’s sole benefit and may be waived by the Subscriber at any time in its sole discretion by providing the Company with prior written notice thereof:

6.1 Subscription Agreements. The Company shall have executed and delivered to the Subscriber each of the Subscription Agreements to which its signature is required.

6.2 Representations and Warranties. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing as though made at that time (except for representations and warranties that reference a specific date which shall have been true and correct in all material respects as of such date), and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Subscription Agreements to be performed, satisfied or complied with by the Company at or prior to the Closing.

VII. RIGHTS OF TERMINATION

7.1 Termination by Subscriber or Company. This Subscription Agreement may be terminated at any time prior to the Closing: (a) by mutual written consent of the parties hereto; or (b) by the Company or the Subscriber upon written notice to the other party if any court or governmental authority of competent jurisdiction shall have issued a final, non-appealable order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Subscription Agreement. Termination of this Subscription Agreement under this Section 7.1 shall result in this Subscription Agreement becoming void and of no further force and effect, except that a termination shall not release, or be construed as so releasing, any party hereto from any liability or damage to the other party hereto arising out of the breaching party’s willful and material breach of the warranties and representations made by it, or willful and material failure in performance of any of its covenants, agreements, duties or obligations provided hereunder, and the obligations under Section 8.8 shall survive such termination.

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VIII. MISCELLANEOUS

8.1 Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company at the address set forth in the first paragraph of this agreement, Attn. Joey Firestone, CEO.

If to the Subscriber, to its address and email or facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change.

Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clauses (a), (b) or (c) above, respectively.

8.2 Entire Agreement; Amendment. This Subscription Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and each Subscriber.

8.3 Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

8.4 Governing Law; Jurisdiction. This Agreement shall be governed by and construed solely in accordance with the internal laws of the State of Nevada with respect to contracts executed, delivered and to be fully performed therein, without regard to the conflicts of laws principles thereof. The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising under this Agreement or the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the State of Nevada. By its execution hereof, Company and Subscriber hereby expressly and irrevocably submits to the in personam jurisdiction of the federal and state courts located in the State of Nevada and agree that any process in any such action may be served upon him or her personally, or by certified mail or registered mail upon such party or such agent, return receipt requested, with the same full force and effect as if personally served upon such party in Nevada. The parties hereto each waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

8.5 Headings. The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

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8.6 Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Shares. The Company shall not assign this Subscription Agreement or any rights or obligations hereunder. Subscriber may assign some or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release the Subscriber from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld.

8.7 No Third-Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

8.8 Survival. The representations and warranties of the Company and the Subscriber contained in Article I and Article II and the agreements set forth this Article VIII shall survive the Closing for a period of twelve (12) months.

8.9 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

8.10 No Strict Construction. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

8.11 Legal Representation. The Subscriber acknowledges that: (a) it has read this Subscription Agreement and the exhibits hereto; (b) it understands that the Company has been represented in the preparation, negotiation, and execution of this Subscription Agreement by counsel to the Company; (c) it has either been represented in the preparation, negotiation, and execution of this Subscription Agreement by legal counsel of its own choice, or has chosen to forego such representation by legal counsel after being advised to seek such legal representation; and (d) it understands the terms and consequences of this Subscription Agreement and is fully aware of its legal and binding effect.

8.12 Confidentiality. The Subscriber agrees that it shall keep confidential and not divulge, furnish or make accessible to anyone, the confidential information concerning or relating to the business or financial affairs of the Company contained in the Subscription Agreements to which it has become privy by reason of this Subscription Agreement.

8.13 Counterparts. This Subscription Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

Remainder of Page Intentionally Left Blank

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IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the date first written above.

SUBSCRIBER **	CO-SUBSCRIBER **

Signature of Subscriber	Signature of Co-Subscriber

Name of Subscriber [please print]	Name of Co-Subscriber [please print]

Address of Subscriber	Address of Co-Subscriber

Social Security or Taxpayer	Social Security or Taxpayer Identification
Identification Number of Subscriber	Number of Co-Subscriber

Name of Holder(s) as it should appear on the security certificates* [please print]

*	Please provide the exact names that you wish to see on the certificates

(1)	For individuals, print full name of subscriber.

(2)	For joint, print full name of subscriber and all co-subscribers.

(3)	For corporations, partnerships, LLC, print full name of entity, including “&,” “Co.,” “Inc.,” “etc,” “LLC,” “LP,”etc.

(4)	For Trusts, print trust name (please contact your trustee for the exact name that should appear on the certificates.)

Dollar Amount of Shares Subscribed For: $

Dollar Amount of
Subscription Accepted: $

SUBSCRIPTION ACCEPTED BY THE COMPANY
ELITE PERFORMANCE HOLDING CORP.

Date:	By:
Joey Firestone, CEO

**If Subscriber is a Registered Representative with an FINRA member firm or an affiliated person of an FINRA member firm, have the acknowledgment to the right signed by the appropriate party:

The undersigned FINRA Member firm acknowledges receipt of the notice required by Rule 3040 of the FINRA Conduct Rules.

Name of FINRA Member Firm

By:
Authorized Officer

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Exhibit A

Investor Questionnaire

This Questionnaire must be answered fully and returned along with your completed Subscription Agreement (the“Subscription Agreement”) by and between you and Elite Performance Holding Corp. (the “Company”) in connection with your prospective acquisition of the Securities (as defined in the Subscription Agreement) from the Company.

The undersigned represents and warrants that he, she or it comes within at least one category as marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement between the Company and the Investor(s) signatory thereto (the “Agreement”).

GENERAL INFORMATION

Name:

Date of Birth:

Residence Address:

Business Address:

Home Telephone No.:

Business Telephone No:

E-mail Address:

Preferred Mailing Address:                    Business            or                            Home (check one)

Tax I.D. or Social Security Number:

Marital Status:

(1) The undersigned represents and warrants that he, she or it comes within at least one category markedbelow, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additionalinformationwhich the Company deems necessary in order to verify the answers set forth below

☐	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Note: When determining net worth, you must exclude the value of your primary residence. The related amount of indebtedness secured by your primary residence up to its fair market value should also be excluded. However, indebtedness secured by your primary residence in excess of the value of your home should be considered a liability and deducted from your net worth.

☐	The undersigned is an individual (not a partnership, corporation, limited liability company, trust, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

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☐	The undersigned is a director or executive officer of the Company which is selling the Securities.

☐	The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange Act; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).
_________________________________________________________________
_________________________________________________________________
☐	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940 (describe entity).
_________________________________________________________________
_________________________________________________________________

☐

The undersigned is either a corporation, partnership, Massachusetts or similar business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000 (describe entity).

_________________________________________________________________
_________________________________________________________________

☐

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated person” as defined in Rule 506(b)(2)(ii) of the Securities Act.

☐

The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this questionnaire (describe entity).

_________________________________________________________________

☐	The undersigned is not within any of the categories above and is therefore not an accredited investor.

THE UNDERSIGNED AGREES THAT THE UNDERSIGNED WILL NOTIFY THE COMPANY AT ANY TIME ON OR PRIOR TO THE CLOSING DATE IN THE EVENT THAT THE REPRESENTATIONS AND WARRANTIES MADE BY THE UNDERSIGNED IN THIS AGREEMENT SHALL CEASE TO BE TRUE, ACCURATE AND COMPLETE.

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(2) SUITABILITY (please answer each question)

(a) For an individual Investor, please describe your current employment, including the company by which you are employed, its principal business, and your title:

(b) For an individual Investor, please describe any college or graduate degrees held by you:

(c) For all Investors, please list types of prior investments

(d) For all Investors, please state whether you have participated in other private placements before:

YES                                                        NO

(e) If your answer to question (d) above was “YES”, please indicate the frequency of such prior participation in private placements of:

	Public Companies	Private Companies
Frequently
Occasionally
Never

(f) For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future?

YES                                                        NO

(g) For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future?

YES                                                        NO

(h) For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES                                                        NO

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(i) For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to subscribe?

YES                                                        NO

(j) For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES                                                        NO

(k) Tax status.

☐	Head of Household	☐	Married Filing Jointly	☐	Married Filing Separately

☐	Other:

(l)  Investment objectives.

☐	Growth	☐	Income	☐	Capital Preservation	☐	Safety of Principal

☐	Other:

(3) MANNER IN WHICH TITLE IS TO BE HELD (circle one).

(a)	Individual Ownership

(b)	Community Property

(c)	Joint Tenant with Right of Survivorship (both parties must sign)

(d)	Partnership*

(e)	Tenants in Common

(f)	Company*

(g)	Trust*

(h)	Other *

*If Securities are being purchased by an entity, the Certificate of Signatory attached as Exhibit I hereto must also be completed.

(4) FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one)?

YES                                                        NO

If yes, please describe:

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If the Investor is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the Rules of Fair Practice.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

(5)  FOR TRUST INVESTORS.

A.  Certain trusts generally may not qualify as accredited investors except under special circumstances. Therefore, if you intend to purchase the Securities in whole or in part through a trust, please answer each of the following questions.

Is the trustee of the trust a national or state bank that is acting in its fiduciary capacity in making the investment on behalf of the trust?

YES                                                        NO

Does this investment in the Company exceed 10% of the trust assets?

YES                                                        NO

B.  If the trust is a revocable trust, please complete Question 1 below. If the trust is an irrevocable trust, please complete Question 2 below.

1. REVOCABLE TRUSTS

Can the trust be amended or revoked at any time by its grantors?

YES                                                        NO

If yes, please answer the following questions relating to each grantor (please add sheets if necessary):

Grantor Name:

Net worth of grantor (including spouse, if applicable) exceeds $1,000,000?

Note: When determining net worth, the value of the grantor’s primary residence must be excluded.

The related amount of indebtedness secured by the grantor’s primary residence up to its fair market value should also be excluded. However, indebtedness secured by the grantor’s primary residence in excess of the value of the grantor’s home should be considered a liability and deducted from the grantor’s net worth.

YES                                                        NO

OR

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Income (exclusive of any income attributable to spouse) was in excess of $200,000 for 2016 and 2017 and is reasonably expected to be in excess of $200,000 for 2021?

YES                                                        NO

OR

Income (including income attributable to spouse) was in excess of $300,000 for 2016 and 2017 and is reasonably expected to be in excess of $300,000 for 2021?

YES                                                        NO

2. IRREVOCABLE TRUSTS

If the trust is an irrevocable trust, please answer the following questions: Please provide the name of each trustee:

Trustee Name:

Trustee Name:

Does the trust have assets greater than $5 million?

YES                                                        NO

Do you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company?

YES                                                        NO

Indicate how often you invest in:

(i) Marketable Securities

Often ☐ Occasionally ☐ Seldom ☐ Never ☐

(ii) Restricted Securities

Often ☐ Occasionally ☐ Seldom ☐ Never ☐

(iii) Venture Capital Companies

Often ☐ Occasionally ☐ Seldom ☐ Never ☐

[Signature Page follows]

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By signing this Questionnaire, I hereby confirm the following statements:

(a) I am aware that the offering of the Securities will involve securities that are not transferable and for which no market exists, thereby requiring my investment to be maintained for an indefinite period of time.

(b) I acknowledge that any delivery to me of transactions documents relating to the Securities prior to the determination by the Company of my suitability as an investor, shall not constitute an offer of such Securities until such determination of suitability shall be made, and I agree that I shall promptly return the transaction documents to the Company upon request.

(c) My answers to the foregoing questions are, and were on any date (if any) that I previously purchased securities in the Company, true and complete to the best of my information and belief and were true on any date that I previously as of, and I will promptly notify the Company of any changes in the information I have provided.

Executed:

Dated: _______________________________________

INDIVIDUAL INVESTOR:

(Print Name)	(Signature)

(Print Name of Joint Investor)	(Signature of Joint Investor)

PARTNERSHIP, CORPORATION, TRUST, LLC OR OTHER ENTITY:

(Print Name of Entity)	(Signature)

(Print Name and Title of Person Signing)

CERTIFICATE OF SIGNATORY

I,                                                              , am the                                                                of                                                                                               (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of that certain Subscription Agreement dated as of_____________2022, by and between the Entity and Elite Performance Holding Corp. (the “Subscription Agreement”), and to purchase and hold the Securities (as defined in the Subscription Agreement), and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this             day of                              , 2022.

(Signature)

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